                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1602
                                     DATED: OCTOBER 22, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY:           Three Month


TRADE DATE:               October 22, 1997


SETTLEMENT DATE:          November 5, 1997


MATURITY DATE:            November 5, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -0.110%
                          (minus eleven bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Quarterly


INTEREST PAYMENT DATES:   February 5, 1998, May 5, 1998, August 5, 1998 and
                          Maturity subject to Modified Following Business Day.


INITIAL INTEREST RATE:    TBD November 3, 1997


FORM:                     Book-entry

